Tarpon Industries Announces Cost Cutting Initiatives


MARYSVILLE,  Mich.--(BUSINESS  WIRE)--June  5, 2007--  Tarpon  Industries,  Inc.
(AMEX), a manufacturer and distributor of engineered steel storage rack systems, and structural and mechanical steel tubing, today announced that on Friday, June 1, 2007, the company implemented a cost reduction program which included, among other things, the layoff of 37 of its 145 production workers and 21 of its 43 salaried employees. The program is one component of a plan to achieve near-term profitability at the operational level, of which there can be no assurance.

In addition, Tarpon is seeking short term financing, a restructuring of its existing loans, and a further equity offering to build a more solid capital position, and help provide the necessary steps for the continuation of its operations, and then the achievement of profitability. Agreements in principle subject to final documentation have been reached for the short term financing and the restructuring of its existing loans. However, there can be no assurance that one or more of these transactions will be concluded. Tarpon expects to incur severance and other costs related to the layoffs, the extent of which has not been presently determined.

James W. Bradshaw, CEO of Tarpon Industries, Inc., stated, " The layoffs implemented on Friday, June 1, 2007, were designed to reduce operating expenses and conserve cash in order to achieve a profitable operating performance. These were difficult but necessary and prudent steps for our shareholders."

Tarpon Industries, Inc.

Tarpon Industries, Inc., through its wholly owned subsidiaries within the United States and Canada, manufactures and sells structural and mechanical steel tubing and engineered steel storage rack systems. The company's mission is to become a larger and more significant manufacturer and distributor of structural and mechanical steel tubing, engineered steel storage rack systems and related products. For more information, please visit Tarpon's website at http://www.tarponind.com.

Forward-Looking Statements

Certain statements made by Tarpon in this presentation and other periodic oral and written statements, including filings with the Securities and Exchange Commission, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, as well as statements which address operating performance, events or developments that we believe or expect to occur in the future, including those that discuss strategies, goals, outlook or other non-historical matters, or which relate to future sales or earnings expectations, cost savings, awarded sales, volume growth, earnings or a general belief in our expectations of future operating results, are forward-looking statements. The forward-looking statements are made on the basis of management's assumptions and estimations. As a result, there can be no guarantee or assurance that these assumptions and expectations will in fact occur. The forward-looking statements are subject to risks and uncertainties that may cause actual results to materially differ from those contained in the statements. Some, but not all of the risks, include our ability to obtain future sales, our ability to successfully integrate acquisitions, changes in worldwide economic and political conditions, including adverse effects from terrorism or related hostilities including increased costs, reduced production or other factors, costs related to legal and administrative matters, our ability to realize cost savings expected, inefficiencies related to production that are greater than anticipated, changes in technology and technological risks, foreign currency fluctuations, increased fuel costs, increased steel costs as it relates to our selling price, work stoppages and strikes at our facilities and those of our customers, the presence of downturns in customer markets where the company's goods and services are sold, financial and business downturns of our customers or vendors, and other factors, uncertainties, challenges, and risks detailed in Tarpon's public filings with the Securities and Exchange Commission. Tarpon does not intend or undertake any obligation to update any forward-looking statements.